SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


PITTSBURGH & WEST VIRGINIA RAILROAD
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)



        1-5447                              25-6002536
(Commission File Number)       (I.R.S. Employer Identification No.)


55 Edison Avenue, West Babylon, New York	  11704
(Address of Principal Executive Offices)	(Zip Code)

                              (212) 750-0373
         (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Shareholders

Pittsburgh & West Virginia Railroad's (the "Trust") 2011 Annual
Meeting was held on May 26, 2011, at which time the shareholders acted on the following proposals:

1) The election of the following trustees to serve until the Trust's next annual meeting:

			FOR		WITHHELD	BROKER NON-VOTES
David. H. Lesser	618,144		84,200		686,618
Virgil E. Wenger	672,223		30,121		686,618
Patrick R. Haynes, III	658,629		43,715		686,618
William S. Susman	681,351		20,993		686,618

2) The ratification of Gibbons & Kawash, A.C. ("GK") as the Trust's independent auditor for 2011.

			FOR		AGAINST		ABSTAIN
Ratification of GK	1,361,594	23,133		4,235


SECTION 8: OTHER EVENTS

Item 8.01
On June 1, 2011, the Trust released a press release announcing the results of its 2011 Annual Meeting and the declaration of a cash dividend of $ 0.10 per common share of beneficial interest payable on June 30, 2011 to shareholders of record as of June 13, 2011.

A copy of the press release is attached to this report as Exhibit
99.1 and incorporated herein by reference.


SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description
99.1	Press Release of Pittsburgh & West Virginia Railroad
	dated June 1, 2011



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	June 1, 2011

PITTSBURGH & WEST VIRGINIA RAILROAD

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman